EXHIBIT 10.18

July 17, 2014

WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, California 94555
Attention: Ivan Trifunovich

Re:
Irrevocable Waiver of Board Rights Under Exchange Agreement dated as of August 27, 2013 (the “Exchange Agreement”) by and among WaferGen Bio-systems, Inc. (the “Company”) and the investors listed on the signature pages thereto (the “Investors”)

Ladies and Gentlemen:

Reference is made to the above-referenced Exchange Agreement.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Exchange Agreement.

Pursuant to Section 9 of the Exchange Agreement, the Company and the Investors, including the undersigned Investors (the “Undersigned Investors”), who constitute all the Investors affiliated with Great Point Partners, LLC (“GPP”), agreed that, subject to certain exceptions, so long as Investors hold at least fifty percent (50%) of the Series 1 Preferred Shares issued under the Exchange Agreement and/or shares of Common Stock issued up conversion thereof, GPP would have certain rights to designate two individuals to serve on the Company’s board of directors (all such rights in favor of GPP and/or the Undersigned Investors under Section 9 of the Exchange Agreement, the “Board Rights”).

The Undersigned Investors and GPP hereby unconditionally, permanently and irrevocably waive the Board Rights upon which such waiver the Company shall be entitled to rely for all purposes. Such waiver shall be construed to effect a continuing waiver of the Board Rights.

[signature pages follow]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

GREAT POINT PARTNERS, LLC

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

BIOMEDICAL VALUE FUND, L.P.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

BIOMEDICAL OFFSHORE VALUE FUND, L.P.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

WS INVESTMENTS II, LLC

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

David J. Morrison

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

CLASS D SERIES OF GEF-PS, L.P.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

LYRICAL MULTI-MANAGER FUND, L.P.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

LYRICAL MULTI-MANAGER OFFSHORE FUND, LTD.

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay
Title:	Managing Member of Great Point Partners, LLC (Investment Manager)

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Jeffrey R. Jay, Trustee for the benefit of Thomas C. Jay OPERT

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay, Trustee

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Jeffrey R. Jay, Trustee for the benefit of Carolyn Jay Trust

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay, Trustee

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Jeffrey R. Jay, Trustee for the benefit of JR Jay Jr Trust

By:	/s/ Jeffrey Jay
Name:	Jeffrey Jay, Trustee

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

By:	/s/ Jeffrey Jay
Jeffrey Jay

Address for Notice:

Ron Panzier
165 Mason Street, 3rd Floor
Greenwich, CT 06830

[SIGNATURE PAGE TO WAIVER LETTER]

ACKNOWLEDGED, AGREED AND ACCEPTED:

WAFERGEN BIO-SYSTEMS, INC.

By:	/s/ Ivan Trifunovich
Name:	Ivan Trifunovich
Title:	Chief Executive Officer

[SIGNATURE PAGE TO WAIVER LETTER]